TRANSAMERICA FUNDS

Supplement to the Currently Effective Retail Prospectus and Summary Prospectuses

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Transamerica Emerging Markets Equity

Effective July 2, 2018, the following information will supplement and supersede any contrary information contained in the Prospectus and Summary Prospectus concerning the fund:

The “Annual Fund Operating Expenses” table included in the “Fees and Expenses” section of the Prospectus and Summary Prospectus is deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class	A	C	I
Management fees[1]	0.95%	0.95%	0.95%
Distribution and service (12b-1) fees	0.25%	1.00%	0.00%
Other expenses	0.36%	0.30%	0.29%
Total annual fund operating expenses[2]	1.56%	2.25%	1.24%

[1]	Management fees have been restated to reflect a reduction in management fees effective July 2, 2018.
[2]	Total annual fund operating expenses do not correlate to the ratio of expenses to average net assets in the financial highlights table, which do not reflect the reduction in management fees effective July 2, 2018.

The “Example” table included in the Prospectus and Summary Prospectus is deleted in its entirety and replaced with the following:

If the shares are redeemed at the end of each period:

	1 year	3 years	5 years	10 years
Class A	$700	$1,016	$1,353	$2,304
Class C	$328	$703	$1,205	$2,585
Class I	$126	$393	$681	$1,500

If the shares are not redeemed:

	1 year	3 years	5 years	10 years
Class A	$700	$1,016	$1,353	$2,304
Class C	$228	$703	$1,205	$2,585
Class I	$126	$393	$681	$1,500

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The following information will be added alphabetically to the sub-section titled “Recent Management Fee Changes” under the heading “Shareholder Information - Investment Manager” in the Prospectus:

Transamerica Emerging Markets Equity: Effective July 2, 2018, the management fee is 0.95% of the first $250 million; 0.91% over $250 million up to $500 million; 0.86% over $500 million up to $1 billion; and 0.84% in excess of $1 billion in average daily net assets. Prior to July 2, 2018, the management fee was 0.98% of the first $250 million; 0.96% over $250 million up to $500 million; and 0.93% in excess of $500 million in average daily net assets.

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Transamerica Flexible Income

Effective July 2, 2018, Transamerica Flexible Income will be renamed Transamerica Bond. All references to Transamerica Flexible Income in the Prospectus and Summary Prospectus will be revised to be Transamerica Bond (formerly Transamerica Flexible Income) on such date.

In addition, effective July 2, 2018, the following information will supplement and supersede any contrary information contained in the Prospectus and Summary Prospectus concerning the fund:

The “Annual Fund Operating Expenses” table included in the “Fees and Expenses” section of the Prospectus and Summary Prospectus is deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class	A	B	C	I	R1	R6
Management fees[1]	0.41%	0.41%	0.41%	0.41%	0.41%	0.41%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	0.00%	0.50%	0.00%
Other expenses	0.24%	0.39%	0.17%	0.19%	0.23%[2]	0.08%
Total annual fund operating expenses	0.90%	1.80%	1.58%	0.60%	1.14%	0.49%
Fee waiver and/or expense reimbursement[3]	0.00%	0.00%	0.00%	0.10%	0.00%	0.05%
Total annual fund operating expenses after fee waiver and/or expense reimbursement[4]	0.90%	1.80%	1.58%	0.50%	1.14%	0.44%

[1]	Management fees have been restated to reflect a reduction in management fees effective July 2, 2018.
[2]	Other expenses for Class R1 shares are based on estimates for the current fiscal year.
[3]	Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2019 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.10% for Class A shares, 1.85% for Class B shares, 1.75% for Class C shares, 0.50% for Class I shares, 1.35% for Class R1 shares and 0.44% for Class R6 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2019 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.
[4]	Total annual fund operating expenses do not correlate to the ratio of expenses to average net assets in the financial highlights table, which do not reflect the reduction in management fees effective July 2, 2018.

The “Example” table included in the Prospectus and Summary Prospectus is deleted in its entirety and replaced with the following:

If the shares are redeemed at the end of each period:

	1 year	3 years	5 years	10 years
Class A	$562	$748	$950	$1,530
Class B	$683	$866	$1,075	$1,879
Class C	$261	$499	$860	$1,878
Class I	$51	$182	$325	$740
Class R1	$116	$362	$628	$1,386
Class R6	$45	$152	$269	$611

If the shares are not redeemed:

	1 year	3 years	5 years	10 years
Class A	$562	$748	$950	$1,530
Class B	$183	$566	$975	$1,879
Class C	$161	$499	$860	$1,878
Class I	$51	$182	$325	$740
Class R1	$116	$362	$628	$1,386
Class R6	$45	$152	$269	$611

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The following information will be added alphabetically to the sub-section titled “Recent Management Fee Changes” under the heading “Shareholder Information - Investment Manager” in the Prospectus:

Transamerica Flexible Income: Effective July 2, 2018, the management fee is 0.41% of the first $500 million; 0.39% over $500 million up to $1 billion; 0.38% over $1 billion up to $1.5 billion; and 0.375% in excess of $1.5 billion in average daily net assets. Prior to July 2, 2018, the management fee was 0.505% of the first $250 million; 0.455% over $250 million up to $350 million; and 0.43% in excess of $350 million in average daily net assets.

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Investors Should Retain this Supplement for Future Reference

June 29, 2018